SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2015

    SECURITY NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 South 360 West, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:  (801) 264-1060

      Does Not Apply
(Former name or former address, if changed since last report)

Item 5.02.   Appointment of Stephen C. Johnson as Vice President of Mortgage Operations of SecurityNational Financial Corporation and President of SecurityNational Mortgage Company, and Appointment of Jacob G. Banks as Chief Financial Officer of SecurityNational Mortgage Company; Retirement of J. Lynn Beckstead, Jr. as a Director and Vice President of Mortgage Operations of Security National Financial Corporation and as a Director and President of SecurityNational Mortgage Company, and Retirement of Kenneth B. Parr as Chief Financial Officer of SecurityNational Mortgage Company.

The Board of Directors of Security National Financial Corporation (the “Company”) appointed Stephen C. Johnson to serve as the Company’s Vice President of Mortgage Operations and the President of SecurityNational Mortgage Company (“SecurityNational Mortgage”), a wholly owned subsidiary of the Company, effective January 1, 2016. Mr. Johnson replaces J. Lynn Beckstead, Jr. who has served as the Company’s Vice President of Mortgage Operations since 2003 and President of SecurityNational Mortgage since 1993.  Mr. Beckstead’s retirement is effective December 31, 2015, at which time he will also retire as a director of the Company and a director of SecurityNational Mortgage. Mr. Beckstead has served as a director of the Company since 2002 and a director of SecurityNational Mortgage since 1993.

Mr. Johnson, who is 59 years of age, currently serves as Executive Vice President and Chief Operating Officer of SecurityNational Mortgage, a position he has held since 2012. From 2002 to 2012, Mr. Johnson served as Vice President and Chief Operating Officer of SecurityNational Mortgage.  From 2000 to 2002, he served as Vice President of Operations of SecurityNational Mortgage. From 1998 to 2000, Mr. Johnson served as Senior Vice President of Real Estate of Bank of Utah.

From 1997 to 1998, Mr. Johnson served as Manager of Mortgage Lending of Barnes Banking. During the period from 1982 to 1997, Mr. Johnson served as Vice President of Secondary Marketing of Western Mortgage Loan Company. Mr. Johnson holds a B.A. degree in International Relations from Brigham Young University and Master’s degree in International Management and Finance from the American Graduate School of International Management (Thunderbird). From 1995 to 1998, Mr. Johnson was an instructor in Finance and Economics at the University of Phoenix.

The Company’s Board of Directors also appointed Jacob G. Banks to serve as Chief Financial Officer of SecurityNational Mortgage, effective January 1, 2016, to replace Kenneth B. Parr, the current Chief Financial Officer of SecurityNational Mortgage.  Mr. Parr is retiring, effective December 31, 2015. Mr. Banks has served as Controller of SecurityNational Mortgage since 2011. From 2006 to 2011, he served as Assistant Controller of SecurityNational Mortgage. From 2005 to 2006, he was Accounting Manager of General Growth Properties. Mr. Banks received a B.S. degree in Accounting from the University of Phoenix and a Master’s of Business Administration degree also from the University of Phoenix.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: October 7, 2015	/s/ Scott M. Quist
Scott M. Quist, Chairman, President and
Chief Executive Officer